SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 5, 2000 (December 4, 2000)


	                   QUALITY DINING, INC.
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(Exact name of registrant as specified in its charter)


Indiana                    000-23420               35-1804902
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(State or other          (Commission             (IRS Employer
jurisdiction of           File Number)       Identification No.)
incorporation)


                      4220 Edison Lakes Parkway
	                Mishawaka, Indiana      46545
          ----------------------------------------------------
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (219) 271-4600


	                       Not Applicable
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(Former name or former address, if changed since last report)





ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE


	As of December 4, 2000, Quality Dining, Inc. had repurchased an aggregate of 346,500 shares of its Common Stock pursuant to the stock repurchase program which Quality Dining , Inc. announced on November 1, 2000. There were 11,884,594 shares of Quality Dining, Inc. Common Stock outstanding as of December 4, 2000.


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 5, 2000

QUALITY DINING, INC.

/S/ JOHN C. FIRTH
-----------------------------
John C. Firth
Executive Vice President and
General Counsel